                       -----------------------------------
                       Office of the United States Trustee
                       -----------------------------------

--------------------------------------------------------------------------------
In re:
                                           DEBTOR IN POSSESSION OPERATING REPORT
SCOOP, INC., a Delaware corporation
                                           Report Number:  7         Page 1 of 3
                                                          ---
                                Debtor.    For the period FROM:         2/1/99
                                                               -----------------
                                                            TO:        2/28/99
                                                               -----------------
----------------------------------------
Chapter 11 Case No: SA 98-20799 RA
--------------------------------------------------------------------------------

1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)
     A.  Related to Business Operations:
         Gross Sales                                                          0.00
                                                                        --------------------
         Less: Sales Returns and Discounts
                                                                        --------------------
              Net Sales                                                                           0.00
                                                                                             --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost     NO INVENTORY                   N/A
                                                                        --------------------
         Add: Purchases                                                 N/A
                                                                        --------------------
         Less: Ending Inventory at Cost                                 N/A
                                                                        --------------------
              Cost of Goods Sold
                                                                                             --------------------
                  Gross Profit
                                                                                                                  ------------------
                  Other Operating Revenues (Specify)                                                                         0.00
                                                                                                                  ------------------
         Less: Operating Expenses:
         Officer Compensation                                                 0.00
                                                                        --------------------
         Salaries and Wages -- Other Employees (commissions)                 38.46
                                                                        --------------------
              Total Salaries and Wages                                                           38.46
                                                                                             --------------------
              Employee Benefits and Pensions                                                      0.00
                                                                                             --------------------
         Payroll Taxes                                                       83.72
                                                                        --------------------
         Real Estate Taxes
                                                                        --------------------
         Federal and State Income Taxes
                                                                        --------------------
              Total Taxes                                                                        83.72
                                                                                             --------------------
         Rent and Lease Exp. (Real Property and Personal Property)        1,409.22
                                                                        --------------------
         Interest Expense (Mortgage, Loan, etc.)                              0.00
                                                                        --------------------
         Insurance                                                            0.00
                                                                        --------------------
         Automobile Expense                                                   0.00
                                                                        --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)                 0.00
                                                                        --------------------
         Depreciation and Amortization                                        0.00
                                                                        --------------------
         Repairs and Maintenance                                              0.00
                                                                        --------------------
         Advertising                                                          0.00
                                                                        --------------------
         Supplies, Office Expenses, Photocopies, etc.                       443.09
                                                                        --------------------
         Bad Debts                                                        1,833.65
                                                                        --------------------
         Miscellaneous Operating Expenses (credit card discounts)
                                                                        --------------------
              Total Operating Expenses                                                        3,808.14
                                                                                             --------------------
                  Net Gain/Loss from Business Operations                                                            3.808.14
                                                                                                                  ------------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income                                                                 2,917.95
                                                                                             --------------------
              Other Non-Operating Revenues (Specify)
                                                                                             --------------------
              Gross Proceeds on Sale of Assets
                                                                        --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                        --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                             --------------------
              Total Non-Operating Income                                                                            2,917.95
                                                                                                                  ------------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Lobel, Opera & Friedman)                          14,012.77
                                                                                             --------------------
              Other Non-Operating Expenses (Bleimeister/Allan)                                1,678.25
                                                                                             --------------------
              Total Non-Operating Expenses                                                                         15,691.02
                                                                                                                  ------------------
     NET INCOME / LOSS FOR PERIOD                                                                                 (16,581.21)
                                                                                                                  ------------------


--------------------------------------------------------------------------------
Revised April 1989               OPERATING REPORT                          UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       DEBTOR IN POSSESSION OPERATING REPORT NO: ___2__              Page 2 of 3
--------------------------------------------------------------------------------

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                                     --------------------------------- ------------------------------
                                                     Accounts Payable                  Accounts Receivable
                                                     --------------------------------- ------------------------------
                                                     --------------------------------- ------------------------------
     Current            Under 30 Days                  400.00
                                                     --------------------------------- ------------------------------
     Overdue            31 - 60 Days                   400.00
                                                     --------------------------------- ------------------------------
     Overdue            61 - 90 Days                   565.00
                                                     --------------------------------- ------------------------------
     Overdue            91 - 120 Days                  400.00                          14,472.64
                                                     --------------------------------- ------------------------------
     Overdue            Over 121 Days                3,400.00
                                                     --------------------------------- ------------------------------
     TOTAL                                           5,165.00                          14,472.64
                                                     --------------------------------- ------------------------------

3. State of Status of Payments to Secured Creditors and Lessors:

   ------------------------------ ---------------------- ---------------- ----------------- --------------------------------
                                        Frequency                                                     Post-Petition
                                     of Payments Per         Amount             Next               Payments Not Made*
             Creditor/              Contract / Lease         of Each          Payment
              Lessor                (i.e., mo., qtr.)        Payment            Due               Number            Amount
   ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------
   Village Plaza Associates       mo                     7,607            none
   ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

   ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

   ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

   ------------------------------ ---------------------- ---------------- ----------------- ----------------- --------------

   *Explanation for Non-Payment:
                                 -----------------------------------------------

--------------------------------------------------------------------------------

4.       Tax Liability:

            Gross Payroll Expense for Period:                $       83.72
                                                             -------------

            Gross Sales for Period Subject to Sales Tax
                                                             $        0.00
                                                             -------------

                                                   ---------------------- ----------------------- --------------------
                                                                                                      Post-Petition
                                                                                                       taxes Still
                                                         Date Paid             Amount Paid*               Owing
                                                   ---------------------- ----------------------- --------------------
  Federal Payroll and Withholding Taxes             3/4/99                178.91                  70.12
                                                   ---------------------- ----------------------- --------------------
  State Payroll and Withholding Taxes               3/2/99                314.16                  13.60
                                                   ---------------------- ----------------------- --------------------
  State Sales and Use Taxes
                                                   ---------------------- ----------------------- --------------------
  Real Property Taxes
                                                   ---------------------- ----------------------- --------------------

   * Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

5.       Insurance Coverage:

                                                   ------------------- ------------------ ------------------ ----------------
                                                       Carrier /            Amount             Policy             Premium
                                                         Agent                of             Expiration        Paid Through
                                                          Name             Coverage             Date               Date
                                                   ------------------- ------------------ ------------------ ----------------
  Worker's Compensation
                                                   ------------------- ------------------ ------------------ ----------------
  Liability
                                                   ------------------- ------------------ ------------------ ----------------
  Fire and Extended Coverage
                                                   ------------------- ------------------ ------------------ ----------------
  Property
                                                   ------------------- ------------------ ------------------ ----------------
  Theft
                                                   ------------------- ------------------ ------------------ ----------------
  Life (Beneficiary:                           )
                        ----------------------     ------------------- ------------------ ------------------ ----------------
  Vehicle
                                                   ------------------- ------------------ ------------------ ----------------
  Other (Specify):
                        ----------------------     ------------------- ------------------ ------------------ ----------------
      Director and Officer Insurance               Carolina Casualty   3,000,000          4/8/99             4/8/99
    ------------------------------------------     ------------------- ------------------ ------------------ ----------------

    ------------------------------------------     ------------------- ------------------ ------------------ ----------------

--------------------------------------------------------------------------------
       DEBTOR IN POSSESSION OPERATING REPORT NO: _____              Page 3 of 3
--------------------------------------------------------------------------------

6.       Questions:

         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

            / / Yes       Explain:
                                  ----------------------------------------------
            /X/ No

         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


            / / Yes       Explain:
                                  ----------------------------------------------
            /X/ No

7.       Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

           ---------------------------------------- ------------------------------ --------------------------
                                                            State Type of                 Total Post-
                                                            Professional                Petition Amount
                    Name of Professional             (Attorney/Accountant/etc.)             Unpaid
           ---------------------------------------- ------------------------------ --------------------------
           Lobel, Opera & Friedman                  Attorney                       82,808
           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

           ---------------------------------------- ------------------------------ --------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (ATTACH SEPARATE SHEET IF NECESSARY)

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
              Quarterly           Total                                                                                  Quarterly
                Period        Disbursements       Quarterly           Date             Amount            Check           Fee Still
                Ending         For Quarter           Fee              Paid              Paid              No.              Owing
           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
           9/30/98           321,808           3,750.00         11/4/98           3,750.00          1144              0
           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
           12/31/98          417,763           3,750.00         1/22/99           3,750.00          1178              0
           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

           ----------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Kristy Allan, Chief Accounting Officer),
                ----------------------------------------
declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: March 16, 1999
      --------------------------


                                      ------------------------------------------
                                       Debtor in Possession or Trustee